ANNUAL REPORT
                                        ----------------------------------------
        [IMAGE]                         MARCH 31, 2003




                                        AUSTIN GLOBAL
                                        EQUITY FUND





                                         FORUM
                                         FUNDS (R)

                               TABLE OF CONTENTS

A Message to Our Shareholders..............................................   1

Comparison of Change in Value of $10,000 Investment........................   3

Schedule of Investments....................................................   4

Statement of Assets and Liabilities........................................   8

Statement of Operations....................................................   9

Statements of Changes in Net Assets........................................   10

Financial Highlights.......................................................  11

Notes to Financial Statements..............................................  12

Independent Auditors' Report...............................................  16

Tax Information and Trustees and Officers..................................  17

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2003
--------------------------------------------------------------------------------

Dear Shareholder,

For the year ended March 31, 2003, the Austin Global Equity Fund declined 26.56% compared with a decline of 24.20% in the MSCI World Index. Since inception on December 8, 1993, the Fund's annualized rate of return is 4.83% compared with 4.37% for the MSCI World Index, which is a cumulative return of 55.1% for the Fund and 49.1% for the MSCI World Index.*

The Fund ended its fiscal year with much of its core holdings intact. We added a few new companies to the portfolio in diverse industries. We also maintained a healthy cash position as the market bounced around in response to geopolitical events and mixed news on the economy. From a top down perspective, the Fund was largely invested in U.S. companies, including American Depository Receipts
(ADRs). ADRs and U.S. common stock holdings comprised roughly 50.4% of the total portfolio, which included significant holdings in Diageo plc (2.6% of the total portfolio), EnCana Corp. (3.6%), Novartis AG (3.5%), and Kos Pharmaceuticals, Inc. (4.3%).

In other parts of the world, the breakdown of the Fund by country was as follows: Netherlands (10.3%), Japan (6.6%), Hong Kong (2.2%), Greece (2.0%), U.K. (13.7%), France (4.9%), Spain (2.3%), Germany (4.4%), Switzerland (8.5%).
We anticipate a similar regional makeup during 2003 with a large allocation of capital in the U.S. equity market. That said, we continue to evaluate and see attractive investment opportunities abroad as well.

During the fiscal year ended March 31, 2003, we added a few new positions and liquidated a small number of holdings. The turbulent stock market created attractive entry points in a number of companies. We also realized gains in some of our holdings as a source of cash to redeploy at some future date. Some of the new international additions to the Fund are described briefly below:

o BNP PARIBAS: BNP Paribas is a money center bank based in France. It accepts deposits and offers advisory, capital markets, specialized financing and corporate banking services.
o TRINITY MIRROR PLC: Trinity Mirror plc publishes and prints newspapers and magazines in the U.K. The company publishes newspapers on both a regional and local basis, including The Daily Record, Daily Mirror, Sunday Mirror, Sunday Mail, The Evening Chronicle and Daily Post.
o NABORS INDUSTRIES LTD.: Nabors Industries Ltd. is a land oil-drilling contractor. The company conducts oil, gas and geothermal land drilling operations in the U.S., Canada and South America and the Middle East.
o RANDSTAD HOLDINGS NV: Randstad Holdings NV provides temporary employees in the educational, secretarial, banking, information technology, and engineering industries. The company operates primarily in the Benelux countries, Germany, Canada, Denmark, France, Italy, the U.K. and the U.S.
o GROUPE DANONE: Groupe Danone is a consumer staple company that produces yogurts, cheeses, dairy, snacks and bottled water. The company manufactures and markets its products worldwide.
o JDS UNIPHASE CORP.: JDS Uniphase Corp. makes fiber optic components and modules. Its products are sold to telecommunications and cable television providers worldwide. Products include semiconductor lasers, high-speed external modulators, transmitters, amplifiers, multiplexers and optical switches.

FORUM FUNDS                             1

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS       (continued)
MARCH 31, 2003
--------------------------------------------------------------------------------

Our reasons for portfolio eliminations can be summarized in two ways. One was to realize gains in companies that we still hold in high regard and redeploy in equity investments that we considered more attractive. Examples of these include Swisscom, Home Depot, Alcan Aluminum, and Canadian Pacific; second, with some aspect of their business; from poor deployment of capital to very complex business arrangements and/or deteriorating financial status. Some of these eliminations included Schlumberger, Ionics and Parmalat.

We believe the heavy weight of the war in Iraq is lifting from the stock markets. We also believe that the new focus of the market will be on the economy and corporate profits. We consider the rise in the U.S. gross domestic product
(GDP), estimated at 1.6% in the first quarter of 2003 and estimated to increase similarly in the second quarter, as a sign of optimism in the economic sphere. This trend is below what is usually experienced at this juncture of an economic recovery, due to low capacity utilization rates, dampened consumer consumption and sluggish corporate capital spending. However, with interest rates at recent historical lows and fiscal policy appearing to enter into another stimulative phase, we anticipate accelerated economic growth in the second half of this year and into 2004.

The decrease in interest rates combined with fiscal policy initiatives appears to have positively influenced overall corporate profits as evidenced in a March 27, 2003 Commerce Department report. While unforeseen market or geopolitical events could potentially derail the economic recovery, the economic data in the report, when measured against various market indices, suggests that we may be at an attractive investment point in the stock market. We believe that selection of individual securities will continue to be important, as the current price to earnings ratios for many companies are not low and corporate earnings are mixed.

We continue to monitor and evaluate the situation from both the top down (economy, global politics) as well as the bottom up (industries and companies). We appreciate your confidence in us and your continued support.


/s/ Peter A. Vlachos

/s/ David Rappa

Peter A. Vlachos and David Rappa
Austin Investment Management, Inc.

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR ADDITIONAL FUND PERFORMANCE PLEASE REFER TO PAGE 3. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILTY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS. THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF MARCH 31, 2003 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (5/03).

                                      2                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 2003
--------------------------------------------------------------------------------


The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Austin Global Equity Fund (the "Fund") compared with the performance of the Morgan Stanley Capital International World Index ("MSCI"), since the Fund's inception. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For more up to date performance please call (800) 754-8759.


[EDGAR REPRESENTATION OF BAR CHART:

              AUSTIN GLOBAL EQUITY FUND            MSCI
Nov-93*            $ 10,000                     $ 10,000
Mar-94             $  9,890                     $ 10,551
Mar-95             $ 10,230                     $ 11,534
Mar-96             $ 13,092                     $ 13,844
Mar-97             $ 14,206                     $ 15,139
Mar-98             $ 19,872                     $ 19,978
Mar-99             $ 21,762                     $ 22,504
Mar-00             $ 36,698                     $ 27,424
Mar-01             $ 21,964                     $ 20,539
Mar-02             $ 21,119                     $ 19,670  ]



INVESTMENT VALUE ON 3/31/03 *
------------------------------
Austin Global Equity Fund         $15,510
MSCI                              $14,911

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 *                 ONE YEAR      FIVE YEAR      INCEPTION TO DATE
-------------------------------------------                 --------      ---------      -----------------
Austin Global Equity Fund                                   (26.56%)       (4.84%)           4.83%
MSCI                                                        (24.20%)       (5.68%)           4.37%


* Inception date for the Fund was 12/8/93. Performance figures for MSCI are for the period from 11/30/93 to 3/31/03.

FORUM FUNDS                             3

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2003
--------------------------------------------------------------------------------

    SHARES                         SECURITY DESCRIPTION                           COST             VALUE
---------------   -------------------------------------------------------   ----------------  ----------------

COMMON STOCK (92.3%)

                  CANADA (6.2%)
        18,001    EnCana Corp.                                                    $ 496,200         $ 582,512
        10,000    Fairmont Hotels & Resorts, Inc.                                   217,350           225,000
        10,000    Fording Canadian Coal Trust                                       215,856           194,500
                                                                            ----------------  ----------------
                                                                                    929,406         1,002,012
                                                                            ----------------  ----------------
                  FRANCE (4.9%)
         4,000    BNP Paribas                                                       149,461           160,188
         1,500    Group Danone                                                      183,291           189,378
        29,118    Rhodia SA                                                         229,638           157,915
         2,200    Rue Imperiale                                                     180,868           276,074
                                                                            ----------------  ----------------
                                                                                    743,258           783,555
                                                                            ----------------  ----------------
                  GERMANY (4.4%)
        17,000    Bayer AG                                                          534,893           232,808
        16,000    Merck KGaA                                                        466,526           391,086
         4,000    RWE AG, ADR                                                       139,337            89,390
                                                                            ----------------  ----------------
                                                                                  1,140,756           713,284
                                                                            ----------------  ----------------
                  GREECE (2.0%)
        25,000    Coca-Cola Hellenic Bottling Co. SA                                363,959           318,085
                                                                            ----------------  ----------------
                  HONG KONG (2.2%)
       115,956    Hong Kong & China Gas, ADR                                         85,000           156,993
       550,000    SCMP Group Ltd.                                                   323,515           199,213
                                                                            ----------------  ----------------
                                                                                    408,515           356,206
                                                                            ----------------  ----------------
                  JAPAN (6.6%)
        16,000    Kurita Water Industries Ltd.                                      199,713           138,168
         5,000    Millea Holdings, Inc., ADR                                        261,633           153,750
        75,000    Mitsui Sumitomo Insurance Co., Ltd.                               371,129           321,302
         7,000    Nippon Broadcasting System, Inc.                                  226,135           161,157
        20,000    Nisshinbo Industries, Inc.                                         96,940            76,067
        15,000    Toyota Industries Corp.                                           237,986           222,002
                                                                            ----------------  ----------------
                                                                                  1,393,536         1,072,446
                                                                            ----------------  ----------------
                  LUXEMBOURG (1.1%)
        35,000    SES GLOBAL, FDR                                                   592,671           171,864
                                                                            ----------------  ----------------

See Notes to Financial Statements             4                    FORUM FUNDS




--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2003
--------------------------------------------------------------------------------

    SHARES                         SECURITY DESCRIPTION                           COST             VALUE
---------------   -------------------------------------------------------   ----------------  ----------------

COMMON STOCK - CONTINUED

                  NETHERLANDS (10.3%)
        29,608    ABN Amro Holdings NV                                            $ 497,816         $ 432,930
         4,500    Akzo Nobel NV                                                     135,957            89,467
         9,594    Grolsch NV                                                        202,238           182,160
         8,777    Hunter Douglas NV                                                 252,285           242,214
        19,000    Randstad Holdings NV                                              232,295           176,229
        13,000    Royal Dutch Petroleum Co. NY Shares                               667,915           529,750
                                                                            ----------------  ----------------
                                                                                  1,988,506         1,652,750
                                                                            ----------------  ----------------
                  POLAND (0.4%)
        25,000    Telekomunikacja Polska SA, GDR * +                                120,200            70,305
                                                                            ----------------  ----------------
                  SPAIN (2.3%)
        15,000    Altadis SA                                                        215,405           365,661
                                                                            ----------------  ----------------
                  SWITZERLAND (8.5%)
         2,600    Nestle SA                                                         537,362           514,632
        15,000    Novartis AG, ADR                                                  530,388           555,900
         5,000    Roche Holdings AG, ADR                                            333,296           299,303
                                                                            ----------------  ----------------
                                                                                  1,401,046         1,369,835
                                                                            ----------------  ----------------
                  UNITED KINGDOM (13.7%)
        45,000    British American Tobacco plc                                      340,116           420,730
        10,000    Diageo plc, ADR                                                   386,546           411,200
         8,000    GlaxoSmithKline plc, ADR                                          370,560           281,520
        30,000    HSBC Holdings plc                                                 332,149           308,676
         6,000    Rio Tinto plc, ADR                                                289,023           454,200
        56,340    Trinity Mirror plc                                                382,373           338,850
                                                                            ----------------  ----------------
                                                                                  2,100,767         2,215,176
                                                                            ----------------  ----------------
                  UNITED STATES (29.7%)
         8,500    Alltel Corp.                                                      440,744           380,460
        11,000    American Express Co.                                              413,232           365,530
         8,000    Anadarko Petroleum Corp.                                          511,492           364,000
         2,500    Automatic Data Processing, Inc.                                    95,775            76,975
         5,000    Bank One Corp.                                                    185,823           173,100


FORUM FUNDS                      5            See Notes to Financial Statements.




--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)
MARCH 31, 2003
--------------------------------------------------------------------------------

    SHARES                         SECURITY DESCRIPTION                           COST             VALUE
---------------   -------------------------------------------------------   ----------------  ----------------

COMMON STOCK - CONTINUED

                  UNITED STATES - CONTINUED
         5,000    Bristol-Meyers Squibb Co.                                     $   132,900       $   105,650
         2,000    Comcast Corp. Cl. A +                                              57,328            57,180
         8,000    Costco Wholesale Corp. +                                          282,353           240,240
         7,000    Dow Jones & Co., Inc.                                             395,728           248,080
        10,000    Estee Lauder Cos., Inc.                                           294,300           303,600
        20,000    General Motors Corp. Cl. H                                        200,810           224,000
        60,000    JDS Uniphase Corp. +                                              168,243           171,000
         2,000    Johnson & Johnson                                                 103,720           115,740
        40,000    Kos Pharmaceuticals, Inc. +                                       234,287           698,800
         6,000    Kraft Foods, Inc.                                                 186,000           169,200
         7,000    MBIA, Inc.                                                        286,988           270,480
         8,000    Nabors Industries Ltd. +                                          279,340           318,960
        15,000    PepsiAmericas, Inc.                                               233,742           176,400
         8,000    Popular, Inc.                                                     267,106           271,920
        10,000    Tellabs, Inc. +                                                    94,565            57,900
                                                                            ----------------  ----------------
                                                                                  4,864,476         4,789,215
                                                                            ----------------  ----------------
                  TOTAL COMMON STOCK                                             16,262,501        14,880,394
                                                                            ----------------  ----------------
PREFERRED STOCK (0.9%)

                  UNITED STATES (0.9%)
        11,000    Duke Energy Corp., 8.00%                                          181,060           140,360
                                                                            ----------------  ----------------
                  TOTAL PREFERRED STOCK                                             181,060           140,360
                                                                            ----------------  ----------------

CLOSED-END MUTUAL FUND (1.4%)

                  UNITED STATES (1.4%)
        63,800    Malaysia Fund, Inc.                                               292,325           229,680
                                                                            ----------------  ----------------
                  TOTAL CLOSED-END MUTUAL FUND                                      292,325           229,680
                                                                            ----------------  ----------------

See Notes to Financial Statements.             6                    FORUM FUNDS




--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)
MARCH 31, 2003
--------------------------------------------------------------------------------

    SHARES                         SECURITY DESCRIPTION                           COST             VALUE
---------------   -------------------------------------------------------   ----------------  ----------------

SHORT-TERM HOLDINGS (5.1%)

                  UNITED STATES (5.1%)
       818,141    Deutsche Cash Management Fund                                     818,141           818,141
         2,462    Deutsche Money Market Fund                                          2,462             2,462
                                                                            ----------------  ----------------
                  TOTAL SHORT-TERM HOLDINGS                                         820,603           820,603
                                                                            ----------------  ----------------
TOTAL INVESTMENTS (99.7%)                                                      $ 17,556,489      $ 16,071,037
                                                                            ----------------  ----------------
OTHER ASSETS AND LIABILITIES, NET (0.3%)                                                             $ 48,325
                                                                                              ----------------
NET ASSETS  (100.0%)                                                                             $ 16,119,362
                                                                                              ================

--------------------------------------------------------------------------
+ Non-income producing security.
* Securities that may be sold to "qualified  institutional buyers" under Rule
  144A of the  Securities  Act of  1933,  as  amended  (the  "1933  Act")  or securities  offered  pursuant to Section  4(2) of the 1933 Act, as amended.
  These  securities  have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.
ADR - American Depositary Receipt.
FDR - Fiduciary Depositary Receipt.
GDR - Global Depositary Receipt.


FORUM FUNDS                     7            See Notes to Financial Statements.




--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003
--------------------------------------------------------------------------------

ASSETS
     Investments, at value (cost $17,556,489) (Note 2)                                              $ 16,071,037
     Cash                                                                                               $ 13,611
     Foreign currency (cost $1,892) (Note 2)                                                               1,892
     Receivables:
         Fund shares sold                                                                                  5,393
         Interest and dividends                                                                           90,233
                                                                                            ---------------------
Total Assets                                                                                          16,182,166
                                                                                            ---------------------
LIABILITIES
     Payable for Fund shares redeemed                                                                      7,675
     Accrued liabilities:
         Investment advisory fees (Note 3)                                                                20,622
         Administration fees (Note 3)                                                                      3,437
         Transfer agency fees (Note 3)                                                                     1,567
         Custodian fees (Note 3)                                                                           3,362
         Accounting fees (Note 3)                                                                          1,438
         Other                                                                                            24,703
                                                                                            ---------------------
Total Liabilities                                                                                         62,804
                                                                                            ---------------------
NET ASSETS                                                                                          $ 16,119,362
                                                                                            =====================
COMPONENTS OF NET ASSETS
     Paid-in capital                                                                                $ 22,528,300
     Accumulated net investment loss                                                                      (3,467)
     Accumulated net realized loss on investments and foreign currency transactions                   (4,921,702)
     Net unrealized depreciation of investments and foreign currency translations                     (1,483,769)
                                                                                            ---------------------
NET ASSETS                                                                                          $ 16,119,362
                                                                                            =====================
Net Asset Value, offering and redemption price per share:
Based on Net Assets of $16,119,362 and 1,521,713 shares of beneficial interest outstanding               $ 10.59




See Notes to Financial Statements.              8                   FORUM FUNDS






--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest income                                                                                  $     12,695
     Dividend income (net of foreign withholding taxes $52,902)                                            441,344
                                                                                              ---------------------
Total Investment Income                                                                                    454,039
                                                                                              ---------------------
EXPENSES
     Investment advisory fees (Note 3)                                                                     317,429
     Administration fees (Note 3)                                                                           52,905
     Transfer agency fees (Note 3)                                                                          21,071
     Custody fees (Note 3)                                                                                  21,257
     Accounting fees (Note 3)                                                                               50,438
     Auditing fees                                                                                          20,251
     Registration expenses                                                                                  13,139
     Legal fees                                                                                              4,412
     Trustees fees and expenses                                                                                848
     Printing expenses                                                                                      11,073
     Miscellaneous expenses                                                                                 13,521
                                                                                              ---------------------
Total Expenses                                                                                             526,344
                                                                                              ---------------------
NET INVESTMENT LOSS                                                                                        (72,305)
                                                                                              ---------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS
     Net realized loss on investments and foreign currency transactions                                 (1,506,753)
     Net change in unrealized appreciation (depreciation) of investments                                (5,191,443)
            and foreign currency translations                                                 ---------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS                                                                  (6,698,196)
                                                                                              ---------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $ (6,770,501)
                                                                                              =====================


FORUM FUNDS                      9            See Notes to Financial Statements.




-------------------------------------------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------

                                                                                 Year                   Year
                                                                                Ended                  Ended
                                                                            March 31, 2003         March 31, 2002
                                                                            --------------         --------------
OPERATIONS
     Net investment loss                                                          $ (72,305)            $ (241,317)
     Net realized loss on investments
         and foreign currency transactions                                       (1,506,753)            (2,207,199)
     Net change in unrealized appreciation (depreciation) on
         investments and foreign currency translations                           (5,191,443)             1,144,359
                                                                           ---------------------  ---------------------
Net Decrease in Net Assets from Operations                                       (6,770,501)            (1,304,157)
                                                                           ---------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net realized gain on investments sold                                                -               (177,448)
                                                                           ---------------------  ---------------------

CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                               5,110,818             67,693,972
     Reinvestment of distributions                                                        -                177,008
     Redemption of shares                                                        (9,959,341)           (65,866,925)
                                                                           ---------------------  ---------------------
Net Increase (Decrease) from Capital Share Transactions                          (4,848,523)             2,004,055
                                                                           ---------------------  ---------------------
     Redemption fees                                                                 40,025                 94,939
                                                                           ---------------------  ---------------------

Net Increase (Decrease) in Net Assets                                           (11,578,999)               617,389

NET ASSETS
      Beginning of period                                                        27,698,361             27,080,972
                                                                           ---------------------  ---------------------

      End of period                                                            $ 16,119,362           $ 27,698,361
                                                                           =====================  =====================


SHARE TRANSACTIONS
     Sale of shares                                                                 430,993              4,657,211
     Reinvestment of distributions                                                        -                 12,753
     Redemption of shares                                                          (830,446)            (4,541,668)
                                                                           ---------------------  ---------------------

Net Increase (Decrease) in Shares                                                  (399,453)               128,296
                                                                           =====================  =====================
Accumulated net investment loss                                                    $ (3,467)             $ (16,332)
                                                                           =====================  =====================


See Notes to Financial Statements.             10                   FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout each period.

                                                                         For the Years Ended March 31,
                                                      -----------------------------------------------------------------
                                                          2003          2002           2001        2000        1999
                                                      ------------  ------------  ------------  ----------  -----------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.42         $15.10        $27.96      $16.58      $16.27
                                                      ------------  ------------  ------------  ----------  -----------
INVESTMENT OPERATIONS
   Net investment income (loss)                           (0.05)         (0.13)        (0.18)      (0.21)       0.15
   Net realized and unrealized gain (loss) on
        investments and foreign currency transactions     (3.80)         (0.50)       (10.67)      11.59        1.32
                                                      ------------  ------------  ------------  ----------  -----------
Total from Investment Operations                          (3.85)         (0.63)       (10.85)      11.38        1.47
                                                      ------------  ------------  ------------  ----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                      -              -             -           -       (0.14)
   Net realized gain on investments
        and foreign currency transactions                     -          (0.10)        (2.01)          -       (0.90)
   Return of capital                                          -              -             -           -       (0.12)
                                                      ------------  ------------  ------------  ----------  -----------
Total Distributions to Shareholders                           -          (0.10)        (2.01)          -       (1.16)
                                                      ------------  ------------  ------------  ----------  -----------
   Redemption Fee (a)                                      0.02           0.05             -           -           -
                                                      ------------  ------------  ------------  ----------  -----------
NET ASSET VALUE, END OF PERIOD                           $10.59         $14.42        $15.10      $27.96      $16.58
                                                      ============  ============  ============  ==========  ===========
TOTAL RETURN                                             (26.56)%        (3.85)%      (40.15)%     68.64%       9.51%

RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Period (000's omitted)             $16,119        $27,698       $27,081     $42,521     $22,014

Ratios to Average Net Assets (b):
   Expenses                                                2.49%          2.34%         2.19%       2.24%       2.42%
   Net investment income (loss)                           (0.34)%        (0.86)%       (0.89)%     (1.06)%      0.92%

PORTFOLIO TURNOVER RATE                                      33%            45%           60%         49%         51%



-------------------------------------------------------------------------------
(a)  Calculated based on average shares outstanding during the period.
(b) Ratios to average net assets are based on total expenses due to the absence of applicable waivers for each period.


FORUM FUNDS                    11             See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Forum Funds (the "Trust") is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified series of the Trust. The Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund commenced operations on December 8, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and ask prices. Debt instruments that mature in sixty days or less may be valued at amortized cost. Debt instruments that mature in more than sixty days are valued based upon prices furnished by dealers maintaining an active market in such securities.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgement of the adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-end regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.


                                      12                          FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2003
--------------------------------------------------------------------------------

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a registered investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

The Fund has capital loss carryovers of $2,489,990 expiring in March 2010 and $1,763,664 expiring in March 2011 that are available to offset future capital gains.

For tax purposes, the current year deferred post-October loss was $660,777. This loss will be recognized for tax purposes on the first business day of the Fund's next tax year.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                  Accumulated Net Investment Loss...............$85,170
                  Accumulated Net Realized Loss.................(29,015)
                  Paid-in-Capital...............................(56,155)

EXPENSE ALLOCATION - The Trust is comprised of twenty-three active fund series, and it accounts separately for the assets and liabilities and operations of each series. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

REDEMPTION FEE - Any Shareholder who redeems or exchanges shares within 180 days of purchase, will incur a 1.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate Redemption fees, the Fund will use the first-in, first out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of the shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. Redemption fees collected by the Fund for the period ended March 31, 2003 totaled $40,025.

FORUM FUNDS                          13

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2003
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser to the Fund is Austin Investment Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.25% of the average daily net assets of the Fund.

CUSTODIAN - The custodian is Forum Trust, LLC. The Fund pays an annual maintenance fee of $8,000 and domestic and foreign safekeeping fees based on an annualized percentage of the average daily net assets of the Fund. The Fund also pays transaction fees.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives an annual fee of $12,000, plus certain shareholder account fees.

FUND ACCOUNTANT - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000 and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions.

Certain Officers and Directors of the Trust are Officers or Directors of the above companies. These persons are not paid by the Trust for serving in these capacities.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $6,781,543 and $12,273,564, respectively, for the year ended March 31, 2003.

For federal income tax purposes, the tax basis of investment securities owned as of March 31, 2003, was $17,563,760 and the net unrealized depreciation of investment securities was $1,492,723. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $1,280,401, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $2,773,124.

                                    14                              FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
MARCH 31, 2003
--------------------------------------------------------------------------------


NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                  Accumulated Ordinary Income..............$    (3,467)
                  Unrealized Depreciation.................. (1,492,723)
                  Capital and Other Losses.................   (660,777)
                                                           ------------
                  Total....................................$(2,156,970)
                                                           ============


The difference between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to Wash Sales.

The tax character of distributions paid during 2003 and 2002 were as follows:

                                                      2003            2002
                                                      ----            ----
     Undistributed Long-Term Capital Gain            $  -          $177,448



FORUM FUNDS                           15

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
INDEPENDENT AUDITORS' REPORT
MARCH 31, 2003
--------------------------------------------------------------------------------


To the Board of Trustees of Forum Funds and Shareholders of Austin Global Equity
Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Austin Global Equity Fund (the "Fund") (one of the portfolios constituting Forum Funds) as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 2003 and 2002, and the financial highlights for each of the five years in the period ended March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
May 16, 2003

                                    16                              FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
TAX INFORMATION AND TRUSTEES AND OFFICERS (unaudited)
MARCH 31, 2003
--------------------------------------------------------------------------------


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - The Fund did not declare any income dividends for the year ended March 31, 2003.

CAPITAL GAIN DIVIDENDS - The Fund did not declare a long-term capital gain dividend for the year ended March 31, 2003.

TRUSTEES AND OFFICERS OF THE TRUST
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               POSITION                                                     FUND COMPLEX
           NAME,               WITH THE     LENGTH OF     PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY       OTHER DIRECTORSHIPS
      AGE AND ADDRESS            TRUST    TIME SERVED1             PAST 5 YEARS               TRUSTEE2           HELD BY TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
INTERESTED TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
John Y. Keffer3               Chairman/    1989-Present   Member   and   Director,   Forum           28      Chairman/President,
Born:  July 15, 1942          President                   Financial  Group,  LLC (a mutual                   Monarch Funds
Two Portland Square                                       fund services holding company);                    (3 portfolios)
Portland, ME 04101                                        Director,  various affiliates of
                                                          Forum   Financial   Group,   LLC
                                                          including  Forum Fund  Services,
                                                          LLC (Trust's underwriter)
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
DISINTERESTED TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Costas Azariadis              Trustee      1989-Present   Professor of Economics,                    27      Trustee, Monarch Funds
Born:  February 15, 1943                                  University of California-Los                       (3 portfolios)
Department of Economics                                   Angeles;
University of California                                  Visiting Professor of
Los Angeles, CA 90024                                     Economics, Athens University of
                                                          Economics and Business 1998 -
                                                          1999
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
James C. Cheng                Trustee      1989-Present   President, Technology Marketing            27      Trustee, Monarch Funds
Born:  July 26, 1942                                      Associates                                         (3 portfolios)
27 Temple Street                                          (marketing company for
Belmont, MA 02478                                         small-and medium-sized
                                                          businesses in New England)
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
J. Michael Parish             Trustee      1989-Present   Partner,  Wolfe,  Block,  Schorr           27      Trustee, Monarch Funds
Born:  November 9, 1943                                   and Solis-Cohen,  LLP (law firm)                   (3 portfolios)
40 West 57th Street                                       since 2002;Partner,  Thelen Reid
New York, NY 10019                                        & Priest  LLP (law  firm) 1995 -
                                                          2002
----------------------------- ------------ -------------- --------------------------------- ---------------- ----------------------

FORUM FUNDS                             17




------------------------------------------------------------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
TRUSTEES AND OFFICERS (unaudited) (concluded)
MARCH 31, 2003
------------------------------------------------------------------------------------------------------------------------------------


TRUSTEES AND OFFICERS OF THE TRUST
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               POSITION                                                     FUND COMPLEX
           NAME,               WITH THE     LENGTH OF     PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY       OTHER DIRECTORSHIPS
      AGE AND ADDRESS            TRUST    TIME SERVED1             PAST 5 YEARS               TRUSTEE2           HELD BY TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
OFFICERS
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Thomas G. Sheehan             Vice          2000-Present  Director of Business                    N/A                  N/A
Born: July 17, 1954           President/                  Development, Forum Financial
Two Portland Square           Assistant                   Group, LLC since 2001;
Portland, ME 04101            Secretary                   Managing Director and Counsel,
                                                          Forum Financial Group, LLC 1993
                                                          - 2001
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Lisa Weymouth                 Vice          2001-Present  Director and Manager, Forum             N/A                  N/A
Born:  May 4, 1968            President/                  Shareholder Services, LLC
Two Portland Square           Assistant                   (transfer agent);
Portland, ME 04101            Secretary                   Director, Forum Administrative
                                                          Services, LLC (mutual fund
                                                          administrator) since 2001
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Stacey E. Hong                Treasurer    2002-Present   Director, Forum Accounting              N/A                  N/A
Born:  May 10, 1966                                       Services, LLC since 1998, with
Two Portland Square                                       which he has been associated
Portland, ME 04101                                        since 1992
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Leslie K. Klenk               Secretary    1998-Present   Counsel, Forum Financial Group,         N/A                  N/A
Born:  August 24, 1964                                    LLC since 1998;
Two Portland Square                                       Associate General Counsel,
Portland, ME 04101                                        Smith Barney Inc. (brokerage
                                                          firm) 1993 - 1998
------------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected and qualified.
2 The Fund Complex includes the Trust and three other investment companies for which Forum Financial Group of companies provide services.
3 John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency, and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to the Trust's series.


The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (800) 754-8759.


                                       18                          FORUM FUNDS

FOR MORE INFORMATION
----------------------



                               INVESTMENT ADVISER
                       Austin Investment Management, Inc.
                         70 East 55th Street, 8th Floor
                               New York, NY 10022



                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                               Portland, ME 04101



                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                               Portland, ME 04101



      This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund's prospectus.



                                     [LOGO]

                                  Forum Funds
                                  P.O. Box 446
                              Two Portland Square
                             Portland, Maine 04112
                                 (800) 754-8759
                                 (207) 879-0001